CENTURY II AFFINITY VARIABLE ANNUITY
Issued Through
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
By
KANSAS CITY LIFE INSURANCE COMPANY

Supplement Dated June 19, 2002
to Prospectus Dated May 1, 2002

This supplement describes an additional option to make partial surrenders under your Contract via telephone. The following disclosure replaces disclosure in the Affinity Variable Annuity prospectus as indicated below.

Replace the first paragraph in the section, “Partial and Full Cash Surrenders,” on page 23 of your prospectus with the following:

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See “Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations,” page 29) The minimum partial surrender requested (other than by telephone) must be at least $100. If you provide notice by telephone, the minimum partial surrender requested must be at least $100 and may not exceed the maximum amount we permit to be withdrawn by telephone. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Add the following after the first sentence in the section, "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," on page 29 of your prospectus:

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

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This supplement should be retained with your Affinity Variable Annuity prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life’s Home Office at (800) 616-3670.